Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Convertible Plus Fund	-	-	MCPIX
Miller Intermediate Bond Fund	-	-	MIFIX

Supplement dated January 1, 2020 to

the Funds’ SAI dated March 1, 2019

Effective January 1, 2020, Wellesley Asset Management, Inc. (the “Adviser”), has agreed to reduce the Miller Intermediate Bond Fund’s (the Fund”) management fee from 0.95% to 0.75%. Accordingly, the following sections of the SAI are revised as follows:

The following replaces the “Miller Intermediate Bond Fund” portion of the “Investment Advisor” section on page 45 of the SAI:

The Investment Advisory Agreement for the Miller Intermediate Bond Fund was initially approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on June 24, 2014. The Investment Advisory Agreement provides that Miller Intermediate Bond Fund will pay the Advisor an advisory fee, accrued daily and payable monthly in arrears, at an annualized rate of 0.75% of the Fund’s average daily net assets during the preceding month. The table below states the amount of advisory fees earned by the Advisor with respect to the Miller Intermediate Bond Fund for the fiscal years ended October 31, 2016, 2017 and 2018.

Fiscal Year End	Management Fee	Fees Earned by the Advisor	Advisory Fees Waived	Net Fees Earned by the Advisor
October 31, 2016	0.95%	$500,267	$145,219	$355,048
October 31, 2017	1.02%	$1,550,135	$-	$1,550,135*
October 31, 2018	0.95%	$1,290,302	$167,216	$1,123,086

*During the year ended October 31, 2017 the Adviser recaptured $113,707 of prior waived fees of the Miller Intermediate Bond Fund. As a result, the fees earned by the Adviser herein will not agree to the financial statements by the recapture amount.

The following replaces the “Trustee Qualification” portion of the section entitled “Management” on pages 32-35 of the SAI:

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills. Mr. Miller has over 30 years of business experience including executive positions in the investment management and accounting services businesses. Mr. Miller holds the Certified Public Accountant designation as well as a B.S. degree in Business Administration from Boston University and a Master’s of Business Administration in Finance from Babson College. Mr. Miller began his career with PricewaterhouseCoopers (formerly Coopers & Lybrand), an international accounting and consulting firm. Subsequently, he formed his own CPA firm, and for twenty-five years provided a broad range of financial and consulting services to established businesses, professionals, and executives. Mr. Miller possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and his extensive experience in the investment management industry. Mr. Michael Blank has over 20 years of business experience in the real estate development, brokerage and management industry as well as extensive experience in the commercial printing business. Mr. Blank also serves on the National Board of JNF-USA (a non-profit organization). Mr. Blank holds a B.A. degree from George Washington University. Additionally, he is a past president of the Printing Industries of New England, and past president of the Graphic Arts Credit Union. Mr. Neal Chorney, who also serves as the Chairperson of the Audit Committee, has over 30 years of business experience including positions in the commercial lending divisions of banks and a specialty financial services company. Mr. Chorney holds a B.S.B.A. in Management from the Suffolk University Sawyer School of Management. Mr. Daniel Mainzer, has over 30 years of professional experience in the accounting services field and holds the Certified Public Accountant designation. He is a member of the American Institute of Certified Public Accountants and Massachusetts Society of Certified Public Accountants. Mr. Mainzer holds a B.S. degree in Accounting from the University of Massachusetts and also holds a Master of Science degree in Taxation from Bentley College. Each of the Independent Trustees possesses an understanding of the regulatory framework under which investment companies must operate based on their service to this Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes the Board highly effective.

Following is a list of the Trustees and executive officers of the Trust (each, an “Officer”) and their principal occupation over the last five years. Each Trustee and Officer of the Trust serves in that capacity with respect to all Funds. Unless otherwise noted, the address of each Trustee and Officer is 20 William Street, Wellesley, MA 02481.

Independent Trustees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Neal Chorney 1948	Trustee Since 2007	Retired. Vice President – Real Estate Investing & Property Management, Sunrise Financial LLC (2006 – December 31, 2018) (commercial and investment real estate lending).	3	None
Daniel Mainzer 1963	Trustee Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP, (2011 –Present).	3	None
Michael Blank 1950	Trustee Since 2009	Principal, Braintree Street Realty, LLC (1986-Present) President, Evanteal Properties, LLC (2012-Present); Principal, Jewish National Fund (2012 – Present)	3	Board of Directors JNF New England (2012-Present)

Interested Trustee and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During Past Five Years
Greg Miller*** 1949	Trustee, President Since 2007	Chief Executive Officer and Registered Investment Advisor, Wellesley Asset Management, Inc. (1991 – Present) (registered investment advisory firm) Director, New England Investment Properties (September 2012 – December 2016)	3	None
Michael Miller 1983	Secretary, Treasurer Since 2019	President, Chief Investment Officer and Co-Portfolio Manager (October 2019 - Present) and Co-Portfolio Manager & Vice President, (March 2010 – October 2019), Wellesley Asset Management, Inc. (registered investment advisory firm).	3	N/A
Brian Privor 1973 80 Arkay Drive Hauppauge, NY 11788	Chief Compliance Officer Since 2019	President (October 2019 – Present), Chief Regulatory Officer (May 2018 – September 2019), Northern Lights Compliance Services, LLC, (provides CCO services to mutual funds), Senior Counsel, U.S. Senate, Judiciary Committee (2017 - 2018), Senior Counsel, Division of Enforcement, U.S. Securities and Exchange Commission (2010-2017).	N/A	N/A

*The term of office for each Trustee and Officer listed above will continue indefinitely.

**The term “Fund Complex” refers to the Miller Investment Trust, which as of the date of this SAI, consisted of the three Funds.

***Greg Miller is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Asset Management, Inc. (each Fund’s Advisor).

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information each dated March 1, 2019, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434.  The Prospectus and Statement of Additional Information may be obtained by visiting www.MillerFamilyOfFunds.com. You should retain this Supplement for future reference.